Integrity Growth & Income Fund	[Logo]

Summary Prospectus ║ May 5, 2011
Ticker: IGIAX (Class A)

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.integrityvikingfunds.com/documents. You can also get this information at no cost by calling 800-276-1262 or by sending an e-mail request to marketing@integrityviking.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund's prospectus and statement of additional information, both dated May 1, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.

Investment Objective

The Fund seeks to provide long-term growth of capital with dividend income as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in "The Shares Offered; Class A Shares" on page 20 of the Fund's prospectus, "How to Reduce Your Sales Charge" on page 21 of the prospectus and "Purchase and Redemption of Shares" on page B-44 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $1 million or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.75%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	2.01%
Fee Waivers and Expense Reimbursements(2)	(0.40)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.61%

(1)

The Total Annual Fund Operating Expenses may not correlate with the ratio of expenses to average net assets in the Fund's financial highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)

The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2012 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and Acquired Fund Fees and Expenses) do not exceed 1.60% of the Fund's average daily net assets. This expense limitation agreement may only be terminated or modified prior to April 30, 2012 with the approval of the Fund's Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It shows costs whether you redeemed all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$657	$1,078	$1,543	$2,923

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 112.99% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund is managed using a blended growth and income investment strategy. The Fund seeks to invest primarily in domestic common stocks, balancing its investments between growth and dividend-paying stocks, depending on where value is in the stock market. The Fund may also invest in stocks that are currently not paying dividends, but offer prospects for future income or capital appreciation.

The Fund may invest in companies of any size. The Fund's investment adviser, Viking Fund Management, LLC (the "Investment Adviser") makes its investment decisions utilizing a top-down approach which focuses on sector weightings given the Investment Adviser's broader economic and market outlook. Individual companies are then selected by considering a number of factors that may include, but are not limited to, revenue growth, earnings growth rate, dividend yield, cash flow growth rate, price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples, strength of balance sheet, and price momentum. Subject to its attention to ethical investment criteria described below, the Fund is not constrained by investments in any particular segment of the stock market.

The Investment Adviser tries to emphasize companies that it believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's ethical investment criteria. The Fund seeks to invest in companies that the Investment Adviser believes exhibit positive accomplishments with respect to one or more of the ethical factors.

Ethical factors considered may include:

•	fairness of employment policies and labor relations;

•	involvement in the community;

•	efforts and strategies to minimize the negative impact of business activities and products on the environment and to embrace alternatives to reduce polluting and unnecessary animal suffering; and

•	management and board governance.

In addition, the Investment Adviser attempts to avoid investing in companies that it believes derive revenue from gambling or pornography, or from the production of alcohol or tobacco.

The Fund's portfolio management team will consider selling a security if its valuation target is achieved or if its business fundamentals have deteriorated.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market and Economic Risk: The prices of the securities in which the Fund invests may fluctuate, at times dramatically, for a number of reasons, including: actual earnings that do not meet generally accepted forecasts or estimates of earnings; changes in the general interest rate environment that have a negative impact on the valuation of earnings; the market undervaluing the stocks in the Fund's portfolio; developments affecting particular issuers, industries, or geographic sectors; a general decline in the stock market; and social or political changes that alter investors' future expectations of company earnings.

Risks of Development Stage and Small Cap Stocks: The Fund may invest in stocks of development stage and small capitalization companies, which involve substantial risks. These stocks may trade less frequently and in more limited volumes than stocks of other companies. As a result, these stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Moreover, start-up and other small companies may lack the competitive strengths of larger companies, may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records, or inadequate capital reserves. Key information about these companies may be inaccurate or unavailable, and their earnings are less predictable than more established companies. Stocks of these companies may, therefore, be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when smaller companies' stocks fall behind other types of investments (bonds or large cap stocks, for instance) the portfolio's performance also will lag these investments.

Market Valuation Risk: Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies' stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.

Ethical Investment Risk: The Fund's ethical investment criteria could cause it to underperform similar funds that do not have such criteria. Among the reasons for this are: ethically aware companies could fall out of favor with investors or fail to perform as well as companies that do not fit the Fund's ethical investment criteria; stocks that do not meet the ethical investment criteria could outperform those that do; and the ethical investment criteria could cause the Fund to sell or avoid stocks that subsequently perform well.

Liquidity Risk: Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time.

High Portfolio Turnover Risk: The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. The effects of higher than normal portfolio turnover may adversely affect Fund performance.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund's performance from year to year. The table below shows the Fund's average annual returns for 1, 5, and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

Since August 1, 2009, the Fund has been managed by Viking Fund Management, LLC. The results from February 1, 2007 to July 31, 2009 were achieved while the Fund was managed by Integrity Money Management, Inc. ("Integrity Money Management"). The results from April 25, 2005 to January 31, 2007 were achieved while the Fund was managed by Integrity Money Management and IPS Advisory, Inc., the Fund's sub-adviser. The results prior to April 25, 2005 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques.

The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, if any, that were in effect for the periods shown, which would reduce returns for such periods.

Per Share Total Return per Calendar Year (bar chart)
2001	-42.30%
2002	-27.59%
2003	23.97%
2004	11.89%
2005	9.32%
2006	15.04%
2007	7.97%
2008	-27.06%
2009	13.54%
2010	17.19%

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.63% (quarter ended December 31, 2001) and the lowest return for a quarter was -32.31% (quarter ended September 30, 2001).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown here. After-tax returns shown here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). The total returns below have been restated to reflect sales charges which became effective as of May 1, 2011.

	Average Annual Total Returns (for the periods ended December 31, 2010)
	1 Year	5 Years	10 Years	Since Inception (January 3, 1995)
Return Before Taxes	11.33%	2.75%	-3.16%	7.59%
Return After Taxes
On Distributions	11.04%	2.58%	-3.32%	7.41%
On Distributions and Sale of Fund Shares	9.46%	2.32%	-2.69%	6.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%	8.47%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund's investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Monte Avery	Since February 2010	Senior Portfolio Manager
Shannon D. Radke	Since February 2010	President, Viking Fund Management, LLC
Robert E. Walstad	Since February 2010	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts and $250 for an IRA account). The minimum subsequent investment is $50. You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.